UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2017

Cerecor Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37590	45-0705648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 E. Pratt Street Suite 606 Baltimore, Maryland	21202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company                ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

Cerecor Inc. (the “Company”) is filing this Current Report on Form 8-K/A (Amendment No. 1) in order to amend its previously filed Current Report on Form 8-K, as filed with the Securities and Exchange Commission on March 2, 2017.

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on February 24, 2017 the Company received a notice (the “Notice”) from the Nasdaq Listing Qualifications Staff (the “Staff”) that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Rule”), as the closing bid price of the Company’s common stock was below $1.00 for the last 30 consecutive business days. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company had a period of 180 calendar days from the Notice, or until August 23, 2017, to regain compliance with the Rule.

On August 24, 2017, the Staff determined that the Company was eligible for an additional 180 calendar day period, or until February 19, 2018, to regain compliance with the Rule. To regain compliance, at any time during the 180 calendar day-compliance period, the closing bid price of the Company’s common stock must be at least $1.00 for a minimum of ten consecutive business days. If the Company does not demonstrate compliance with the Rule by February 19, 2018, it will receive written notification that the Company’s common stock and Class A warrants (the “Listed Securities”) will be delisted, at which time the Company may appeal such determination. The Notice has no immediate effect on the Company’s listing on the Nasdaq Stock Market or on the trading of the Company’s Listed Securities.

The Company is presently evaluating various courses of action to regain compliance, including the implementation of a reverse stock split, which was approved by the Company’s stockholders at its 2017 Annual Meeting of Stockholders. There can be no assurance that the Company will be able to regain compliance with the Rule or will otherwise be in compliance with other Nasdaq listing criteria.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERECOR INC.

Date: August 25, 2017	By:	/s/ Mariam E. Morris
Mariam E. Morris
Chief Financial Officer

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